Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

First Quarter 2016

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
SELECTED OPERATING DATA
Total revenue	$1,234	$1,232	$1,209	$1,200	$1,183	$2	—%	$51	4%
Noninterest expense	811	810	798	841	810	1	—	1	—

Profit before provision for credit losses	423	422	411	359	373	1	—	50	13
Provision for credit losses	91	91	76	77	58	—	—	33	57
NET INCOME	223	221	220	190	209	2	1	14	7
Net income, excluding restructuring charges and special items[1]	223	221	220	215	215	2	1	8	4
Net income available to common stockholders	216	221	213	190	209	(5)	(2)	7	3
Net income available to common stockholders, excluding restructuring charges and special items[1]	216	221	213	215	215	(5)	(2)	1	—
PER COMMON SHARE DATA
Basic earnings	$0.41	$0.42	$0.40	$0.35	$0.38	($0.01)	(2% )	$0.03	8%
Diluted earnings	0.41	0.42	0.40	0.35	0.38	(0.01)	(2)	0.03	8
Basic earnings, excluding restructuring charges and special items[1]	0.41	0.42	0.40	0.40	0.39	(0.01)	(2)	0.02	5
Diluted earnings, excluding restructuring charges[1]	0.41	0.42	0.40	0.40	0.39	(0.01)	(2)	0.02	5
Cash dividends declared and paid per share	0.10	0.10	0.10	0.10	0.10	—	—	—	—
Book value	37.28	36.76	36.68	36.00	35.73	0.52	1	1.55	4
Tangible book value[1]	25.21	24.63	24.52	24.03	23.96	0.58	2	1.25	5
COMMON SHARES OUTSTANDING
Average: Basic	528,070,648	527,648,630	530,985,255	537,729,248	546,291,363	422,018	—%	(18,220,715)	(3% )
Diluted	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	170,515	—	(19,352,529)	(4)
Common shares at period-end	528,933,727	527,774,428	527,636,510	537,149,717	547,490,812	1,159,299	—	(18,557,085)	(3)
Closing share price	$20.95	$26.19	$23.86	$27.31	$24.13	($5.24)	(20)	($3.18)	(13)
Market capitalization	11,081	13,822	12,589	14,670	13,211	(2,741)	(20)	(2,130)	(16)
SEGMENT NET INCOME
Consumer Banking	$71	$67	$68	$66	$61	$4	6%	$10	16%
Commercial Banking	133	152	145	135	147	(19)	(13)	(14)	(10)
Other	19	2	7	(11)	1	17	850	18	1,800

NET INCOME	$223	$221	$220	$190	$209	$2	1%	$14	7%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15			1Q15
						$		%	$		%
FINANCIAL RATIOS
Net interest margin	2.86%	2.77%	2.76%	2.72%	2.77%	9	bps		9	bps
Return on average common equity	4.45	4.51	4.40	3.94	4.36	(6	) bps		9	bps
Return on average common equity, excluding restructuring charges and special items[1]	4.45	4.51	4.40	4.45	4.49	(6	) bps		(4	) bps
Return on average tangible common equity[1]	6.61	6.75	6.60	5.90	6.53	(14	) bps		8	bps
Return on average tangible common equity, excluding restructuring and special items[1]	6.61	6.75	6.60	6.67	6.73	(14	) bps		(12	) bps
Return on average total assets	0.65	0.64	0.65	0.56	0.63	1	bps		2	bps
Return on average total assets, excluding restructuring charges and special items[1]	0.65	0.64	0.65	0.64	0.65	1	bps		—	bps
Return on average total tangible assets[1]	0.68	0.67	0.68	0.59	0.67	1	bps		1	bps
Return on average total tangible assets, excluding restructuring and special items[1]	0.68	0.67	0.68	0.67	0.69	1	bps		(1	) bps
Effective income tax rate	32.87	33.45	34.12	32.69	33.68	(58	) bps		(81	) bps
Efficiency ratio[1]	65.66	65.76	66.02	70.02	68.49	(10	) bps		(283	) bps
Efficiency ratio, excluding restructuring and special items[1]	65.66	65.76	66.02	66.70	67.65	(10	) bps		(199	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.6%	11.7%	11.8%	11.8%	12.2%
Tier 1 capital ratio	11.9	12.0	12.0	12.1	12.2
Total capital ratio	15.1	15.3	15.4	15.3	15.5
Tier 1 leverage ratio	10.4	10.5	10.4	10.4	10.5
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$140,077	$138,208	$135,447	$137,251	$136,535	$1,869		1%	$3,542		3%
Loans and leases:
Commercial	47,972	46,214	45,269	45,068	43,982	1,758		4	3,990		9
Retail	53,019	52,828	52,162	51,470	50,512	191		—	2,507		5

Total loans and leases	100,991	99,042	97,431	96,538	94,494	1,949		2	6,497		7
Deposits	$102,606	$102,539	$101,866	$100,615	$98,990	$67		—	$3,616		4
Long-term borrowed funds	10,035	9,886	4,153	3,890	3,904	149		2	6,131		157
Total stockholders’ equity	19,965	19,646	19,600	19,586	19,564	319		2	401		2
Loans-to-deposits ratio (period-end balances)[3]	99.16%	96.94%	96.06%	96.64%	95.84%	222	bps		332	bps
Loans-to-deposits ratio (average balances)[3]	98.66	97.21	96.29	97.49	98.58	145	bps		8	bps
Full-time equivalent employees	17,902	17,714	17,817	17,903	17,792	188		1	110		1

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.
[2]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[3]	Ratios include loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS
						1Q16
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
INTEREST INCOME:
Interest and fees on loans and leases	$868	$830	$812	$790	$779	$38	5%	$89	11%
Interest and fees on loans held for sale	3	2	3	3	2	1	50	1	50
Interest and fees on other loans held for sale	1	—	3	3	1	1	—	—	—
Investment securities	145	153	154	155	159	(8)	(5)	(14)	(9)
Interest-bearing deposits in banks	2	1	2	1	1	1	100	1	100

Total interest income	1,019	986	974	952	942	33	3	77	8

INTEREST EXPENSE:
Deposits	60	60	65	60	52	—	—	8	15
Federal funds purchased and securities sold under agreements to repurchase	1	3	4	2	7	(2)	(67)	(6)	(86)
Other short-term borrowed funds	11	16	17	19	15	(5)	(31)	(4)	(27)
Long-term borrowed funds	43	37	32	31	32	6	16	11	34

Total interest expense	115	116	118	112	106	(1)	(1)	9	8

Net interest income	904	870	856	840	836	34	4	68	8

NONINTEREST INCOME:
Service charges and fees	144	156	145	139	135	(12)	(8)	9	7
Card fees	50	60	60	60	52	(10)	(17)	(2)	(4)
Trust and investment services fees	37	39	41	41	36	(2)	(5)	1	3
Mortgage banking fees	18	20	18	30	33	(2)	(10)	(15)	(45)
Capital markets fees	22	15	21	30	22	7	47	—	—
Foreign exchange and letter of credit fees	21	23	22	22	23	(2)	(9)	(2)	(9)
Bank-owned life insurance income	13	16	14	14	12	(3)	(19)	1	8
Securities gains, net	9	10	2	9	8	(1)	(10)	1	13
Other income	16	23	30	15	26	(7)	(30)	(10)	(38)

Total noninterest income	330	362	353	360	347	(32)	(9)	(17)	(5)

TOTAL REVENUE	1,234	1,232	1,209	1,200	1,183	2	—	51	4
Provision for credit losses	91	91	76	77	58	—	—	33	57
NONINTEREST EXPENSE:
Salaries and employee benefits	425	402	404	411	419	23	6	6	1
Outside services	91	104	89	99	79	(13)	(13)	12	15
Occupancy	76	74	75	90	80	2	3	(4)	(5)
Equipment expense	65	67	62	65	63	(2)	(3)	2	3
Amortization of software	39	38	35	37	36	1	3	3	8
Other operating expense	115	125	133	139	133	(10)	(8)	(18)	(14)

Total noninterest expense	811	810	798	841	810	1	—	1	—

Income before income tax expense	332	331	335	282	315	1	—	17	5
Income tax expense	109	110	115	92	106	(1)	(1)	3	3

NET INCOME	$223	$221	$220	$190	$209	$2	1%	$14	7%

Net income, excluding restructuring charges and special items[1]	$223	$221	$220	$215	$215	$2	1%	$8	4%

Net income available to common stockholders	$216	$221	$213	$190	$209	($5)	(2% )	$7	3%

Net income available to common stockholders, excluding restructuring charges and special items[1]	$216	$221	$213	$215	$215	($5)	(2% )	$1	—%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					MARCH 31, 2016 CHANGE
	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2015		Mar 31, 2015
						$	%	$	%
ASSETS:
Cash and due from banks	$839	$1,099	$1,067	$961	$954	($260)	(24%)	($115)	(12%)
Interest-bearing cash and due from banks	1,016	1,986	689	1,908	4,050	(970)	(49)	(3,034)	(75)
Interest-bearing deposits in banks	534	356	363	186	615	178	50	(81)	(13)
Securities available for sale, at fair value	17,964	17,884	18,197	18,662	19,041	80	—	(1,077)	(6)
Securities held to maturity	5,129	5,258	5,285	5,567	5,178	(129)	(2)	(49)	(1)
Other investment securities, at fair value	68	70	50	44	41	(2)	(3)	27	66
Other investment securities, at cost	896	863	822	861	861	33	4	35	4
Loans held for sale, at fair value	365	325	369	397	322	40	12	43	13
Other loans held for sale	386	40	51	300	54	346	865	332	615
Loans and leases	100,991	99,042	97,431	96,538	94,494	1,949	2	6,497	7
Less: Allowance for loan and lease losses	(1,224)	(1,216)	(1,201)	(1,201)	(1,202)	(8)	(1)	(22)	(2)

Net loans and leases	99,767	97,826	96,230	95,337	93,292	1,941	2	6,475	7
Derivative assets	1,068	625	838	665	742	443	71	326	44
Premises and equipment	570	595	560	580	584	(25)	(4)	(14)	(2)
Bank-owned life insurance	1,576	1,564	1,553	1,543	1,535	12	1	41	3
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	161	—	—	939	—	161	—	161	—
Other assets	2,862	2,841	2,497	2,425	2,390	21	1	472	20

TOTAL ASSETS	$140,077	$138,208	$135,447	$137,251	$136,535	$1,869	1%	$3,542	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,186	$27,649	$27,373	$26,678	$26,670	($463)	(2%)	$516	2%
Interest-bearing	75,420	74,890	74,493	73,937	72,320	530	1	3,100	4

Total deposits	102,606	102,539	101,866	100,615	98,990	67	—	3,616	4
Federal funds purchased and securities sold under agreements to repurchase	714	802	1,293	3,784	4,421	(88)	(11)	(3,707)	(84)
Other short-term borrowed funds	3,300	2,630	5,861	6,762	7,004	670	25	(3,704)	(53)
Derivative liabilities	832	485	641	556	616	347	72	216	35
Deferred taxes, net	852	730	637	558	586	122	17	266	45
Long-term borrowed funds	10,035	9,886	4,153	3,890	3,904	149	2	6,131	157
Due to broker	276	—	—	—	61	276	—	215	352
Other liabilities	1,497	1,490	1,396	1,500	1,389	7	—	108	8

TOTAL LIABILITIES	120,112	118,562	115,847	117,665	116,971	1,550	1	3,141	3
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	—	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,730	18,725	18,718	18,714	18,707	5	—	23	—
Retained earnings	2,076	1,913	1,745	1,585	1,448	163	9	628	43
Treasury stock, at cost	(858)	(858)	(857)	(607)	(357)	—	—	(501)	(140)
Accumulated other comprehensive loss	(236)	(387)	(259)	(359)	(240)	151	39	4	2

TOTAL STOCKHOLDERS’ EQUITY	19,965	19,646	19,600	19,586	19,564	319	2	401	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$140,077	$138,208	$135,447	$137,251	$136,535	$1,869	1%	$3,542	3%

Memo: Total tangible common equity[1]	$13,333	$13,000	$12,939	$12,909	$13,117	$333	3%	$216	2%

[1]	This is a non-GAAP financial measure. For further information on this measure, refer to page 30.

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES

	AS OF					MARCH 31, 2016 CHANGE
	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2015		Mar 31, 2015
						$	%	$	%
LOANS AND LEASES:
Commercial	$34,671	$33,264	$32,726	$33,027	$32,249	$1,407	4%	$2,422	8%
Commercial real estate	9,406	8,971	8,678	8,157	7,863	435	5	1,543	20
Leases	3,895	3,979	3,865	3,884	3,870	(84)	(2)	25	1

Total commercial	47,972	46,214	45,269	45,068	43,982	1,758	4	3,990	9

Residential mortgages	13,345	13,318	12,792	12,253	11,808	27	—	1,537	13
Home equity loans	2,313	2,557	2,842	3,022	3,212	(244)	(10)	(899)	(28)
Home equity lines of credit	14,526	14,674	14,707	14,917	15,127	(148)	(1)	(601)	(4)
Home equity loans serviced by others[1]	930	986	1,054	1,126	1,192	(56)	(6)	(262)	(22)
Home equity lines of credit serviced by others[1]	339	389	441	494	544	(50)	(13)	(205)	(38)
Automobile	13,847	13,828	13,876	13,727	13,179	19	—	668	5
Student	5,006	4,359	3,846	3,355	2,852	647	15	2,154	76
Credit card	1,581	1,634	1,628	1,613	1,588	(53)	(3)	(7)	—
Other retail	1,132	1,083	976	963	1,010	49	5	122	12

Total retail	53,019	52,828	52,162	51,470	50,512	191	—	2,507	5

Total loans and leases	$100,991	$99,042	$97,431	$96,538	$94,494	$1,949	2%	$6,497	7%

Loans held for sale	$365	$325	$369	$397	$322	$40	12%	$43	13%
Other loans held for sale[2]	386	40	51	300	54	346	865	332	615

Loans and loans held for sale	$101,742	$99,407	$97,851	$97,235	$94,870	$2,335	2%	$6,872	7%

DEPOSITS:
Demand	$27,186	$27,649	$27,373	$26,678	$26,670	($463)	(2%)	$516	2%
Checking with interest	18,706	17,921	18,350	17,114	16,738	785	4	1,968	12
Regular savings	8,748	8,218	8,011	8,080	8,398	530	6	350	4
Money market accounts	35,513	36,727	35,539	35,735	34,543	(1,214)	(3)	970	3
Term deposits	12,453	12,024	12,593	13,008	12,641	429	4	(188)	(1)

Total deposits	$102,606	$102,539	$101,866	$100,615	$98,990	$67	—	$3,616	4

[1]	Our Serviced by Others (“SBO”) portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Includes $373 million of troubled debt restructured loans that were transferred from loans and leases to other loans held for sale on March 31, 2016, including $288 million of residential mortgages and $85 million of home equity loans.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,675	$1,526	$1,322	$2,054	$2,092	$149	10%	($417)	(20%)

Taxable investment securities	23,864	24,129	24,440	25,081	24,955	(265)	(1)	(1,091)	(4)
Non-taxable investment securities	9	9	9	10	10	—	—	(1)	(10)

Total investment securities	23,873	24,138	24,449	25,091	24,965	(265)	(1)	(1,092)	(4)

Investment securities and interest-bearing deposits	25,548	25,664	25,771	27,145	27,057	(116)	—	(1,509)	(6)
Commercial	34,018	33,080	32,832	32,855	31,911	938	3	2,107	7
Commercial real estate	9,108	8,855	8,406	7,947	7,700	253	3	1,408	18
Leases	3,917	3,884	3,936	3,894	3,895	33	1	22	1

Total commercial	47,043	45,819	45,174	44,696	43,506	1,224	3	3,537	8

Residential mortgages	13,465	13,030	12,470	11,980	11,855	435	3	1,610	14
Home equity loans	2,471	2,751	2,928	3,138	3,332	(280)	(10)	(861)	(26)
Home equity lines of credit	14,632	14,659	14,813	15,084	15,310	(27)	—	(678)	(4)
Home equity loans serviced by others[1]	958	1,017	1,086	1,134	1,193	(59)	(6)	(235)	(20)
Home equity lines of credit serviced by others[1]	340	375	425	469	522	(35)	(9)	(182)	(35)
Automobile	13,792	13,824	13,810	13,484	12,933	(32)	—	859	7
Student	4,852	4,052	3,530	3,029	2,623	800	20	2,229	85
Credit cards	1,601	1,625	1,616	1,606	1,637	(24)	(1)	(36)	(2)
Other retail	1,108	1,047	939	986	1,041	61	6	67	6

Total retail	53,219	52,380	51,617	50,910	50,446	839	2	2,773	5

Total loans and leases	100,262	98,199	96,791	95,606	93,952	2,063	2	6,310	7
Loans held for sale	306	325	327	308	242	(19)	(6)	64	26
Other loans held for sale	49	13	128	146	91	36	277	(42)	(46)

Interest-earning assets	126,165	124,201	123,017	123,205	121,342	1,964	2	4,823	4
Allowance for loan and lease losses	(1,212)	(1,196)	(1,197)	(1,198)	(1,192)	(16)	(1)	(20)	(2)
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Other noninterest-earning assets	6,951	6,417	6,407	6,638	6,299	534	8	652	10

Total noninterest-earning assets	12,615	12,097	12,086	12,316	11,983	518	4	632	5

TOTAL ASSETS	$138,780	$136,298	$135,103	$135,521	$133,325	$2,482	2%	$5,455	4%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$17,993	$17,117	$16,934	$16,561	$16,039	$876	5%	$1,954	12%
Money market and savings	44,619	44,575	44,572	42,977	41,666	44	—	2,953	7
Term deposits	12,199	12,201	12,730	12,576	12,184	(2)	—	15	—

Total interest-bearing deposits	74,811	73,893	74,236	72,114	69,889	918	1	4,922	7
Federal funds purchased and securities sold under agreements to repurchase[2]	881	1,635	2,880	4,372	4,607	(754)	(46)	(3,726)	(81)
Other short-term borrowed funds	3,098	4,964	5,062	6,498	6,969	(1,866)	(38)	(3,871)	(56)
Long-term borrowed funds	9,894	6,004	4,059	3,902	3,930	3,890	65	5,964	152

Total borrowed funds	13,873	12,603	12,001	14,772	15,506	1,270	10	(1,633)	(11)

Total interest-bearing liabilities	88,684	86,496	86,237	86,886	85,395	2,188	3	3,289	4
Total demand deposits	27,170	27,475	26,754	26,419	25,756	(305)	(1)	1,414	5
Other liabilities	3,112	2,721	2,604	2,592	2,767	391	14	345	12

TOTAL LIABILITIES	118,966	116,692	115,595	115,897	113,918	2,274	2	5,048	4

STOCKHOLDERS’ EQUITY	19,814	19,606	19,508	19,624	19,407	208	1	407	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$138,780	$136,298	$135,103	$135,521	$133,325	$2,482	2%	$5,455	4%

Memo: Total average tangible common equity[3]	$13,169	$12,948	$12,834	$12,947	$12,948	$221	2%	$221	2%

Total deposits (interest-bearing and demand)	$101,981	$101,368	$100,990	$98,533	$95,645	$613	1%	$6,336	7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	This is a non-GAAP financial measure. For further information on this measure, refer to page 29.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS
AVERAGE ANNUALIZED YIELDS & RATES	1Q16		4Q15		3Q15		2Q15		1Q15
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.42%	$2	0.41%	$1	0.44%	$2	0.22%	$1	0.19%	$1

Taxable investment securities	2.43	145	2.52	153	2.52	154	2.47	155	2.55	159
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.43	145	2.52	153	2.52	154	2.47	155	2.55	159

Investment securities and interest-bearing deposits		147		154		156		156		160

Commercial	3.08	264	2.92	247	2.89	243	2.83	235	2.84	226
Commercial real estate	2.69	62	2.49	56	2.50	54	2.55	51	2.59	50
Leases	2.44	24	2.44	23	2.45	24	2.56	25	2.53	25

Total commercial	2.95	350	2.80	326	2.78	321	2.75	311	2.77	301

Residential mortgages	3.76	126	3.77	123	3.76	117	3.76	113	3.79	112
Home equity loans	5.51	34	5.30	37	5.32	40	5.43	42	5.40	44
Home equity lines of credit	3.11	113	2.95	109	2.97	111	2.94	110	2.94	111
Home equity loans serviced by others[1]	6.94	17	6.94	17	6.93	19	7.04	20	7.09	21
Home equity lines of credit serviced by others[1]	2.19	2	2.40	2	2.30	3	2.56	3	2.58	3
Automobile	2.83	97	2.80	98	2.75	95	2.68	90	2.78	89
Student	5.02	60	4.97	51	5.01	45	5.05	38	5.13	33
Credit cards	11.29	45	10.91	45	10.95	44	10.92	44	11.10	45
Other retail	8.66	24	8.08	22	7.72	17	7.61	19	7.59	20

Total retail	3.91	518	3.82	504	3.79	491	3.77	479	3.83	478

Total loans and leases	3.46	868	3.34	830	3.32	812	3.30	790	3.34	779
Loans held for sale	3.70	3	3.44	2	3.69	3	3.41	3	3.29	2
Other loans held for sale	6.64	1	5.93	—	6.96	3	7.79	3	6.85	1

Total interest-earning assets	3.23	1,019	3.15	986	3.13	974	3.08	952	3.12	942
INTEREST-BEARING LIABILITIES:
Checking with interest	0.14	7	0.11	5	0.12	5	0.11	5	0.11	4
Money market and savings	0.26	29	0.27	30	0.29	33	0.27	29	0.25	25
Term deposits	0.80	24	0.84	25	0.84	27	0.81	26	0.78	23

Total interest-bearing deposits	0.32	60	0.33	60	0.34	65	0.33	60	0.31	52
Federal funds purchased and securities sold under agreements to repurchase[2]	0.23	1	0.64	3	0.52	4	0.22	2	0.60	7
Other short-term borrowed funds	1.40	11	1.26	16	1.32	17	1.18	19	0.83	15
Long-term borrowed funds	1.75	43	2.44	37	3.16	32	3.19	31	3.27	32

Total borrowed funds	1.58	55	1.74	56	1.75	53	1.43	52	1.38	54

Total interest-bearing liabilities	0.52	115	0.53	116	0.54	118	0.52	112	0.50	106
INTEREST RATE SPREAD	2.71%		2.62%		2.59%		2.56%		2.62%
NET INTEREST MARGIN	2.86		2.77		2.76		2.72		2.77
Memo: Total deposits costs	0.24	60	0.24	60	0.25	65	0.24	60	0.22	52

[1]	Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	FIRST QUARTER 2016				FOURTH QUARTER 2015				CHANGE
									1Q16 from 4Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$581	$300	$23	$904	$565	$301	$4	$870	$34		4%
Noninterest income	208	99	23	330	226	107	29	362	(32)		(9)

Total revenue	789	399	46	1,234	791	408	33	1,232	2		—
Noninterest expense	616	187	8	811	624	180	6	810	1		—

Profit before provision for credit losses	173	212	38	423	167	228	27	422	1		—
Provision for credit losses	63	9	19	91	65	(2)	28	91	—		—

Income (loss) before income tax expense (benefit)	110	203	19	332	102	230	(1)	331	1		—
Income tax expense (benefit)	39	70	—	109	35	78	(3)	110	(1)		(1)

Net income	$71	$133	$19	$223	$67	$152	$2	$221	$2		1%

Average Balances
Total assets	$55,116	$45,304	$38,360	$138,780	$54,065	$43,835	$38,398	$136,298	$2,482		2%
Total loans and leases[2]	53,744	43,899	2,974	100,617	52,737	42,642	3,158	98,537	2,080		2
Deposits	70,871	24,833	6,277	101,981	70,939	24,600	5,829	101,368	613		1
Interest-earning assets	53,793	43,987	28,385	126,165	52,785	42,777	28,639	124,201	1,964		2
Key Metrics
Net interest margin	4.35%	2.74%	NM	2.86%	4.25%	2.80%	NM	2.77%	9	bps
Efficiency ratio[4]	78.08	46.74	NM	65.66	78.85	44.02	NM	65.76	(10	) bps
Loans-to-deposits ratio (average balances)	75.83	176.78	NM	98.66	74.34	173.34	NM	97.21	145	bps
Return on total average tangible assets[4]	0.52	1.18	NM	0.68	0.49	1.37	NM	0.67	1	bps
Return on average tangible common equity[3,4]	5.59	11.19	NM	6.61	5.50	12.57	NM	6.75	(14	) bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	FIRST QUARTER 2016				FIRST QUARTER 2015				CHANGE
									1Q16 from 1Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$581	$300	$23	$904	$533	$276	$27	$836	$68		8%
Noninterest income	208	99	23	330	219	100	28	347	(17)		(5)

Total revenue	789	399	46	1,234	752	376	55	1,183	51		4
Noninterest expense	616	187	8	811	596	173	41	810	1		—

Profit before provision for credit losses	173	212	38	423	156	203	14	373	50		13
Provision for credit losses	63	9	19	91	63	(21)	16	58	33		57

Income (loss) before income tax expense (benefit)	110	203	19	332	93	224	(2)	315	17		5
Income tax expense (benefit)	39	70	—	109	32	77	(3)	106	3		3

Net income	$71	$133	$19	$223	$61	$147	$1	$209	$14		7%

Average Balances
Total assets	$55,116	$45,304	$38,360	$138,780	$51,602	$41,606	$40,117	$133,325	$5,455		4%
Total loans and leases[2]	53,744	43,899	2,974	100,617	50,260	40,241	3,784	94,285	6,332		7
Deposits[3]	70,871	24,833	6,277	101,981	67,518	21,932	6,195	95,645	6,336		7
Interest-earning assets	53,793	43,987	28,385	126,165	50,294	40,344	30,704	121,342	4,823		4
Key Metrics
Net interest margin	4.35%	2.74%	NM	2.86%	4.30%	2.77%	NM	2.77%	9	bps
Efficiency ratio[4]	78.08	46.74	NM	65.66	79.25	46.01	NM	68.49	(283	) bps
Loans-to-deposits ratio (average balances)	75.83	176.78	NM	98.66	74.44	183.48	NM	98.58	8	bps
Return on average total tangible assets[4]	0.52	1.18	NM	0.68	0.48	1.43	NM	0.67	1	bps
Return on average tangible common equity[3,4]	5.59	11.19	NM	6.61	5.30	13.15	NM	6.53	8	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15			1Q15
						$		%	$		%
Net interest income	$581	$565	$556	$544	$533	$16		3%	$48		9%
Noninterest income	208	226	235	230	219	(18)		(8)	(11)		(5)

Total revenue	789	791	791	774	752	(2)		—	37		5
Noninterest expense	616	624	623	613	596	(8)		(1)	20		3

Profit before provision for credit losses	173	167	168	161	156	6		4	17		11
Provision for credit losses	63	65	64	60	63	(2)		(3)	—		—

Income before income tax expense	110	102	104	101	93	8		8	17		18
Income tax expense	39	35	36	35	32	4		11	7		22

Net income	$71	$67	$68	$66	$61	$4		6%	$10		16%

Average Balances
Total assets	$55,116	$54,065	$53,206	$52,489	$51,602	$1,051		2%	$3,514		7%
Total loans and leases[1]	53,744	52,737	51,886	51,024	50,260	1,007		2	3,484		7
Deposits	70,871	70,939	70,527	69,963	67,518	(68)		—	3,353		5
Interest-earning assets	53,793	52,785	51,928	51,061	50,294	1,008		2	3,499		7
Key Metrics
Net interest margin	4.35%	4.25%	4.25%	4.28%	4.30%	10	bps		5	bps
Efficiency ratio[3]	78.08	78.85	78.72	79.25	79.25	(77	) bps		(117	) bps
Loans-to-deposits ratio (average balances)	75.83	74.34	73.57	72.93	74.44	149	bps		139	bps
Return on average total tangible assets[3]	0.52	0.49	0.51	0.51	0.48	3	bps		4	bps
Return on average tangible common equity[2,3]	5.59	5.50	5.67	5.66	5.30	9	bps		29	bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15			1Q15
						$		%	$		%
Net interest income	$300	$301	$299	$286	$276	($1)		—%	$24		9%
Noninterest income	99	107	100	108	100	(8)		(7)	(1)		(1)

Total revenue	399	408	399	394	376	(9)		(2)	23		6
Noninterest expense	187	180	175	181	173	7		4	14		8

Profit before provision for credit losses	212	228	224	213	203	(16)		(7)	9		4
Provision for credit losses	9	(2)	3	7	(21)	11		550	30		143

Income before income tax expense	203	230	221	206	224	(27)		(12)	(21)		(9)
Income tax expense	70	78	76	71	77	(8)		(10)	(7)		(9)

Net income	$133	$152	$145	$135	$147	($19)		(13%)	($14)		(10%)

Average Balances
Total assets	$45,304	$43,835	$43,113	$42,617	$41,606	$1,469		3%	$3,698		9%
Total loans and leases[1]	43,899	42,642	41,993	41,467	40,241	1,257		3	3,658		9
Deposits	24,833	24,600	24,604	22,717	21,932	233		1	2,901		13
Interest-earning assets	43,987	42,777	42,070	41,535	40,344	1,210		3	3,643		9
Key Metrics
Net interest margin	2.74%	2.80%	2.81%	2.76%	2.77%	(6	) bps		(3	) bps
Efficiency ratio[3]	46.74	44.02	43.75	46.07	46.01	272	bps		73	bps
Loans-to-deposits ratio (average balances)	176.78	173.34	170.68	182.54	183.48	344	bps		(670	) bps
Return on average total tangible assets[3]	1.18	1.37	1.34	1.27	1.43	(19	) bps		(25	) bps
Return on average tangible common equity[2,3]	11.19	12.57	12.24	11.69	13.15	(138	) bps		(196	) bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
Net interest income	$23	$4	$1	$10	$27	$19	475%	($4)	(15%)
Noninterest income	23	29	18	22	28	(6)	(21)	(5)	(18)

Total revenue	46	33	19	32	55	13	39	(9)	(16)
Noninterest expense	8	6	—	47	41	2	33	(33)	(80)

Profit (loss) before provision for credit losses	38	27	19	(15)	14	11	41	24	171
Provision for credit losses	19	28	9	10	16	(9)	(32)	3	19

Income (loss) before income tax expense (benefit)	19	(1)	10	(25)	(2)	20	NM	21	NM
Income tax expense (benefit)	—	(3)	3	(14)	(3)	3	100	3	100

Net income (loss)	$19	$2	$7	($11)	$1	$17	NM	$18	NM

Average Balances
Total assets	$38,360	$38,398	$38,784	$40,415	$40,117	($38)	—%	($1,757)	(4%)
Total loans and leases	2,974	3,158	3,367	3,569	3,784	(184)	(6)	(810)	(21)
Deposits	6,277	5,829	5,859	5,853	6,195	448	8	82	1
Interest-earning assets	28,385	28,639	29,019	30,609	30,704	(254)	(1)	(2,319)	(8)

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS
CONSOLIDATED						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15			1Q15
						$		%	$		%
Net interest income	$904	$870	$856	$840	$836	$34		4%	$68		8%
Noninterest income	330	362	353	360	347	(32)		(9)	(17)		(5)

Total revenue	1,234	1,232	1,209	1,200	1,183	2		—	51		4
Noninterest expense	811	810	798	841	810	1		—	1		—

Profit before provision for credit losses	423	422	411	359	373	1		—	50		13
Provision for credit losses	91	91	76	77	58	—		—	33		57

Income before income tax expense	332	331	335	282	315	1		—	17		5
Income tax expense	109	110	115	92	106	(1)		(1)	3		3

Net income	$223	$221	$220	$190	$209	$2		1%	$14		7%

Average Balances
Total assets	$138,780	$136,298	$135,103	$135,521	$133,325	$2,482		2%	$5,455		4%
Total loans and leases[1]	100,617	98,537	97,246	96,060	94,285	2,080		2	6,332		7
Deposits	101,981	101,368	100,990	98,533	95,645	613		1	6,336		7
Interest-earning assets	126,165	124,201	123,017	123,205	121,342	1,964		2	4,823		4
Key Metrics
Net interest margin	2.86%	2.77%	2.76%	2.72%	2.77%	9	bps		9	bps
Efficiency ratio[2]	65.66	65.76	66.02	70.02	68.49	(10	) bps		(283	) bps
Loans-to-deposits ratio (average balances)	98.66	97.21	96.29	97.49	98.58	145	bps		8	bps
Return on average total tangible assets[2]	0.68	0.67	0.68	0.59	0.67	1	bps		1	bps
Return on average tangible common equity[2]	6.61	6.75	6.60	5.90	6.53	(14	) bps		8	bps

[1]	Includes loans and leases held for sale.
[2]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
Net interest income:
Consumer Banking	$581	$565	$556	$544	$533	$16	3%	$48	9%
Commercial Banking	300	301	299	286	276	(1)	—	24	9
Other	23	4	1	10	27	19	475	(4)	(15)

Net interest income	$904	$870	$856	$840	$836	$34	4%	$68	8%

Noninterest income:
Consumer Banking	$208	$226	$235	$230	$219	($18)	(8%)	($11)	(5%)
Commercial Banking	99	107	100	108	100	(8)	(7)	(1)	(1)
Other	23	29	18	22	28	(6)	(21)	(5)	(18)

Noninterest income	$330	$362	$353	$360	$347	($32)	(9%)	($17)	(5%)

Total revenue:
Consumer Banking	$789	$791	$791	$774	$752	($2)	—%	$37	5%
Commercial Banking	399	408	399	394	376	(9)	(2)	23	6
Other	46	33	19	32	55	13	39	(9)	(16)

Total revenue	$1,234	$1,232	$1,209	$1,200	$1,183	$2	—%	$51	4%

Noninterest expense:
Consumer Banking	$616	$624	$623	$613	$596	($8)	(1%)	$20	3%
Commercial Banking	187	180	175	181	173	7	4	14	8
Other	8	6	—	47	41	2	33	(33)	(80)

Noninterest expense	$811	$810	$798	$841	$810	$1	—%	$1	—%

Profit before provision for credit losses:
Consumer Banking	$173	$167	$168	$161	$156	$6	4%	$17	11%
Commercial Banking	212	228	224	213	203	(16)	(7)	9	4
Other	38	27	19	(15)	14	11	41	24	171

Profit before provision for credit losses	$423	$422	$411	$359	$373	$1	—%	$50	13%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
Provision for credit losses:
Consumer Banking	$63	$65	$64	$60	$63	($2)	(3%)	$—	—%
Commercial Banking	9	(2)	3	7	(21)	11	550	30	143
Other	19	28	9	10	16	(9)	(32)	3	19

Provision for credit losses	$91	$91	$76	$77	$58	$—	—%	$33	57%

Income before income tax expense:
Consumer Banking	$110	$102	$104	$101	$93	$8	8%	$17	18%
Commercial Banking	203	230	221	206	224	(27)	(12)	(21)	(9)
Other	19	(1)	10	(25)	(2)	20	2,000	21	1,050

Income before income tax expense	$332	$331	$335	$282	$315	$1	—%	$17	5%

Income tax expense:
Consumer Banking	$39	$35	$36	$35	$32	$4	11%	$7	22%
Commercial Banking	70	78	76	71	77	(8)	(10)	(7)	(9)
Other	—	(3)	3	(14)	(3)	3	100	3	100

Income tax expense	$109	$110	$115	$92	$106	($1)	(1)%	$3	3%

Net income:
Consumer Banking	$71	$67	$68	$66	$61	$4	6%	$10	16%
Commercial Banking	133	152	145	135	147	(19)	(13)	(14)	(10)
Other	19	2	7	(11)	1	17	850	18	1,800

Net income	$223	$221	$220	$190	$209	$2	1%	$14	7%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS
AVERAGE BALANCES						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
Total assets:
Consumer Banking	$55,116	$54,065	$53,206	$52,489	$51,602	$1,051	2%	$3,514	7%
Commercial Banking	45,304	43,835	43,113	42,617	41,606	1,469	3	3,698	9
Other	38,360	38,398	38,784	40,415	40,117	(38)	—	(1,757)	(4)

Total assets	$138,780	$136,298	$135,103	$135,521	$133,325	$2,482	2%	$5,455	4%

Loans and leases[1]:
Consumer Banking	$53,744	$52,737	$51,886	$51,024	$50,260	$1,007	2%	$3,484	7%
Commercial Banking	43,899	42,642	41,993	41,467	40,241	1,257	3	3,658	9
Other	2,974	3,158	3,367	3,569	3,784	(184)	(6)	(810)	(21)

Total loans and leases	$100,617	$98,537	$97,246	$96,060	$94,285	$2,080	2%	$6,332	7%

Deposits:
Consumer Banking	$70,871	$70,939	$70,527	$69,963	$67,518	($68)	—%	$3,353	5%
Commercial Banking	24,833	24,600	24,604	22,717	21,932	233	1	2,901	13
Other	6,277	5,829	5,859	5,853	6,195	448	8	82	1

Total deposits	$101,981	$101,368	$100,990	$98,533	$95,645	$613	1%	$6,336	7%

Interest-earning assets:
Consumer Banking	$53,793	$52,785	$51,928	$51,061	$50,294	$1,008	2%	$3,499	7%
Commercial Banking	43,987	42,777	42,070	41,535	40,344	1,210	3	3,643	9
Other	28,385	28,639	29,019	30,609	30,704	(254)	(1)	(2,319)	(8)

Total interest-earning assets	$126,165	$124,201	$123,017	$123,205	$121,342	$1,964	2%	$4,823	4%

[1]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS
KEY METRICS						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
						bps	bps
Net Interest Margin (NIM)
Consumer Banking	4.35%	4.25%	4.25%	4.28%	4.30%	10	5
Commercial Banking	2.74	2.80	2.81	2.76	2.77	(6)	(3)
Other	NM	NM	NM	NM	NM	—	—
NIM	2.86	2.77	2.76	2.72	2.77	9	9
Efficiency Ratio[3]
Consumer Banking	78.08%	78.85%	78.72%	79.25%	79.25%	(77)	(117)
Commercial Banking	46.74	44.02	43.75	46.07	46.01	272	73
Other	NM	NM	NM	NM	NM	—	—
Efficiency Ratio	65.66	65.76	66.02	70.02	68.49	(10)	(283)
Loans to Deposits Ratio (average balance) (LDR)[1]
Consumer Banking	75.83%	74.34%	73.57%	72.93%	74.44%	149	139
Commercial Banking	176.78	173.34	170.68	182.54	183.48	344	(670)
Other	NM	NM	NM	NM	NM	—	—
LDR	98.66	97.21	96.29	97.49	98.58	145	8
Return on Average Total Tangible Assets (ROTA)[3]
Consumer Banking	0.52%	0.49%	0.51%	0.51%	0.48%	3	4
Commercial Banking	1.18	1.37	1.34	1.27	1.43	(19)	(25)
Other	NM	NM	NM	NM	NM	—	—
ROTA	0.68	0.67	0.68	0.59	0.67	1	1
Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	5.59%	5.50%	5.67%	5.66%	5.30%	9	29
Commercial Banking	11.19	12.57	12.24	11.69	13.15	(138)	(196)
Other	NM	NM	NM	NM	NM	—	—
ROTCE	6.61	6.75	6.60	5.90	6.53	(14)	8

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					MARCH 31, 2016 CHANGE
	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2015		Mar 31, 2015
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$34,671	$33,264	$32,726	$33,027	$32,249	$1,407	4%	$2,422	8%
Commercial real estate	9,406	8,971	8,678	8,157	7,863	435	5	1,543	20
Leases	3,895	3,979	3,865	3,884	3,870	(84)	(2)	25	1

Total commercial	47,972	46,214	45,269	45,068	43,982	1,758	4	3,990	9
Residential mortgages	13,345	13,318	12,792	12,253	11,808	27	—	1,537	13
Home equity loans	2,313	2,557	2,842	3,022	3,212	(244)	(10)	(899)	(28)
Home equity lines of credit	14,526	14,674	14,707	14,917	15,127	(148)	(1)	(601)	(4)
Home equity loans serviced by others[1]	930	986	1,054	1,126	1,192	(56)	(6)	(262)	(22)
Home equity lines of credit serviced by others[1]	339	389	441	494	544	(50)	(13)	(205)	(38)
Automobile	13,847	13,828	13,876	13,727	13,179	19	—	668	5
Student	5,006	4,359	3,846	3,355	2,852	647	15	2,154	76
Credit card	1,581	1,634	1,628	1,613	1,588	(53)	(3)	(7)	—
Other retail	1,132	1,083	976	963	1,010	49	5	122	12

Total retail	53,019	52,828	52,162	51,470	50,512	191	—	2,507	5

Total loans and leases	100,991	99,042	97,431	96,538	94,494	1,949	2	6,497	7
Derivative receivable - commercial	1,057	619	828	658	733	438	71	324	44
Derivative receivable - retail	11	6	10	7	9	5	83	2	22

Total derivative receivable	1,068	625	838	665	742	443	71	326	44

Total credit-related assets	102,059	99,667	98,269	97,203	95,236	2,392	2	6,823	7
Undrawn commitments to extend credit - commercial	30,352	30,823	29,751	29,422	29,110	(471)	(2)	1,242	4
Financial standby letters of credit	1,921	2,010	2,077	2,181	2,292	(89)	(4)	(371)	(16)
Performance letters of credit	41	42	45	55	60	(1)	(2)	(19)	(32)
Commercial letters of credit	63	87	63	59	58	(24)	(28)	5	9
Marketing rights	47	47	47	49	51	—	—	(4)	(8)
Risk participation agreements	53	26	39	22	26	27	104	27	104

Total commercial lending-related arrangements	32,477	33,035	32,022	31,788	31,597	(558)	(2)	880	3
Undrawn commitments to extend credit - retail	26,637	25,701	25,755	26,465	26,114	936	4	523	2
Residential mortgage loans sold with recourse	10	10	11	12	10	—	—	—	—

Total retail lending-related arrangements	26,647	25,711	25,766	26,477	26,124	936	4	523	2

Total lending-related arrangements	59,124	58,746	57,788	58,265	57,721	378	1	1,403	2

Total credit exposure	$161,183	$158,413	$156,057	$155,468	$152,957	$2,770	2%	$8,226	5%

Memo: Total credit exposure by product category							—		—
Commercial exposure	$81,506	$79,868	$78,119	$77,514	$76,312	$1,638	2%	$5,194	7%
Retail exposure	79,677	78,545	77,938	77,954	76,645	1,132	1	3,032	4

Total credit exposure	$161,183	$158,413	$156,057	$155,468	$152,957	$2,770	2%	$8,226	5%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					MARCH 31, 2016 CHANGE
	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2015			Mar 31, 2015
						$		%	$		%
NONPERFORMING ASSETS:
Commercial	$284	$71	$88	$83	$97	$213		300%	$187		193%
Commercial real estate	86	77	42	42	60	9		12	26		43
Leases	—	—	—	—	1	—		—	(1)		(100)

Total commercial	370	148	130	125	158	222		150	212		134
Residential mortgages[2,3]	174	331	324	329	347	(157)		(47)	(173)		(50)
Home equity loans[2,4]	99	135	144	151	180	(36)		(27)	(81)		(45)
Home equity lines of credit[4]	261	272	270	292	300	(11)		(4)	(39)		(13)
Home equity loans serviced by others[5]	37	38	39	44	44	(1)		(3)	(7)		(16)
Home equity lines of credit serviced by others[5]	38	32	31	26	25	6		19	13		52
Automobile	42	42	38	30	30	—		—	12		40
Student	40	41	39	35	30	(1)		(2)	10		33
Credit card	16	16	15	14	16	—		—	—		—
Other retail	2	5	4	4	6	(3)		(60)	(4)		(67)

Total retail	709	912	904	925	978	(203)		(22)	(269)		(28)

Nonperforming loans and leases[1,6]	1,079	1,060	1,034	1,050	1,136	19		2	(57)		(5)

Accruing loans past due 90 days or more not included above	$51	$—	$—	$—	$—
Accruing loans past due 90 days or more included above	$—	$9	$15	$8	$9
Commercial	1	1	1	1	1	—		—	—		—
Retail	47	45	38	37	37	2		4	10		27

Other real estate owned	48	46	39	38	38	2		4	10		26

Nonperforming assets	$1,127	$1,106	$1,073	$1,088	$1,174	$21		2%	($47)		(4%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$371	$149	$131	$126	$159	$222		149%	$212		133%
Retail	756	957	942	962	1,015	(201)		(21)	(259)		(26)

Nonperforming assets	$1,127	$1,106	$1,073	$1,088	$1,174	$21		2%	($47)		(4%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.21%	1.23%	1.23%	1.24%	1.27%	(2	) bps		(6	) bps
Allowance for loan and lease losses to nonperforming loans and leases[1]	113.43	114.64	116.12	114.37	105.75	(121	) bps		768	bps
Nonperforming loans and leases to loans and leases[1]	1.07	1.07	1.06	1.09	1.20	—	bps		(13	) bps
Nonperforming assets to total assets[1]	0.80	0.80	0.79	0.79	0.86	—	bps		(6	) bps

[1]	Nonperforming loans and leases included loans and leases on nonaccrual as of March 31, 2016. Nonperforming loans and leases for all prior periods included loans and leases on nonaccrual and loans and leases accruing and 90 days or more past due.
[2]	$97 million of previously nonperforming troubled debt restructured loans were transferred from loans and leases to other loans held for sale on March 31, 2016, including $66 million of residential mortgages and $31 million of home equity loans.
[3]	Nonperforming balances at March 31, 2016 excluded $40 million of first lien residential mortgage loans that are 100% guaranteed by the Federal Housing Administration and $37 million of guaranteed residential mortgage loans sold to GNMA for which the Company has the right but not the obligation to repurchase.
[4]	Restated September 30, 2015, June 30, 2015, and March 31, 2015 to conform to the current presentation.
[5]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[6]	No longer includes $97 million of troubled debt restructured loans that were transferred to other loans held for sale on March 31, 2016.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
GROSS CHARGE-OFFS:
Commercial	$13	$3	$10	$12	$5	$10	333%	$8	160%
Commercial real estate	—	1	1	3	1	(1)	(100)	(1)	(100)
Leases	—	—	—	—	—	—	—	—	—

Total commercial	13	4	11	15	6	9	225	7	117
Residential mortgages	6	5	5	6	6	1	20	—	—
Home equity loans	3	11	8	6	9	(8)	(73)	(6)	(67)
Home equity lines of credit	13	9	11	17	22	4	44	(9)	(41)
Home equity loans serviced by others[1]	9	9	8	7	8	—	—	1	13
Home equity lines of credit serviced by others[1]	3	4	3	3	4	(1)	(25)	(1)	(25)
Automobile	39	39	31	24	23	—	—	16	70
Student	11	14	12	15	10	(3)	(21)	1	10
Credit card	14	14	14	16	15	—	—	(1)	(7)
Other retail	15	15	17	12	12	—	—	3	25

Total retail	113	120	109	106	109	(7)	(6)	4	4

Total gross charge-offs	$126	$124	$120	$121	$115	$2	2%	$11	10%

GROSS RECOVERIES:
Commercial	$3	$4	$3	$5	$6	($1)	(25%)	($3)	(50%)
Commercial real estate	1	3	3	3	22	(2)	(67)	(21)	(95)
Leases	—	—	—	—	—	—	—	—	—

Total commercial	4	7	6	8	28	(3)	(43)	(24)	(86)
Residential mortgages	3	4	3	2	3	(1)	(25)	—	—
Home equity loans	2	4	3	2	2	(2)	(50)	—	—
Home equity lines of credit	3	4	3	6	5	(1)	(25)	(2)	(40)
Home equity loans serviced by others[1]	4	4	5	5	3	—	—	1	33
Home equity lines of credit serviced by others[1]	1	2	2	2	2	(1)	(50)	(1)	(50)
Automobile	17	15	14	11	9	2	13	8	89
Student	3	3	3	3	3	—	—	—	—
Credit card	2	2	2	2	2	—	—	—	—
Other retail	4	2	4	2	4	2	100	—	—

Total retail	39	40	39	35	33	(1)	(3)	6	18

Total gross recoveries	$43	$47	$45	$43	$61	($4)	(9%)	($18)	(30%)

NET CHARGE-OFFS (RECOVERIES):
Commercial	$10	($1)	$7	$7	($1)	$11	1,100%	$11	1,100%
Commercial real estate	(1)	(2)	(2)	—	(21)	1	50	20	95
Leases	—	—	—	—	—	—	—	—	—

Total commercial	9	(3)	5	7	(22)	12	400	31	141
Residential mortgages	3	1	2	4	3	2	200	—	—
Home equity loans	1	7	5	4	7	(6)	(86)	(6)	(86)
Home equity lines of credit	10	5	8	11	17	5	100	(7)	(41)
Home equity loans serviced by others[1]	5	5	3	2	5	—	—	—	—
Home equity lines of credit serviced by others[1]	2	2	1	1	2	—	—	—	—
Automobile	22	24	17	13	14	(2)	(8)	8	57
Student	8	11	9	12	7	(3)	(27)	1	14
Credit card	12	12	12	14	13	—	—	(1)	(8)
Other retail	11	13	13	10	8	(2)	(15)	3	38

Total retail	74	80	70	71	76	(6)	(8)	(2)	(3)

Total net charge-offs (recoveries)	$83	$77	$75	$78	$54	$6	8%	$29	54%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES:
Commercial	0.12%	(0.01)%	0.08%	0.10%	(0.02)%	13	bps	14	bps
Commercial real estate	(0.01)	(0.11)	(0.11)	(0.03)	(1.07)	10	bps	106	bps
Leases	—	—	—	—	—	—	bps	—	bps
Total commercial	0.08	(0.03)	0.04	0.07	(0.20)	11	bps	28	bps
Residential mortgages	0.09	0.05	0.05	0.14	0.11	4	bps	(2)	bps
Home equity loans	0.06	1.07	0.60	0.56	0.81	(101)	bps	(75)	bps
Home equity lines of credit	0.26	0.12	0.21	0.29	0.46	14	bps	(20)	bps
Home equity loans serviced by others[1]	2.03	1.81	1.12	0.70	1.49	22	bps	54	bps
Home equity lines of credit serviced by others[1]	2.09	1.99	1.23	0.89	1.56	10	bps	53	bps
Automobile	0.65	0.71	0.50	0.38	0.42	(6)	bps	23	bps
Student	0.64	1.07	1.07	1.56	1.13	(43)	bps	(49)	bps
Credit card	3.07	2.98	2.96	3.36	3.26	9	bps	(19)	bps
Other retail	4.18	4.38	5.56	4.42	3.30	(32)	bps	76	bps
Total retail	0.55	0.60	0.54	0.56	0.61	(5)	bps	(6)	bps
Total loans and leases	0.33%	0.31%	0.31%	0.33%	0.23%	2	bps	10	bps
Memo: Average loans:
Commercial	$34,018	$33,080	$32,832	$32,855	$31,911	$938	3%	$2,107	7%
Commercial real estate	9,108	8,855	8,406	7,947	7,700	253	3	1,408	18
Leases	3,917	3,884	3,936	3,894	3,895	33	1	22	1

Total commercial	47,043	45,819	45,174	44,696	43,506	1,224	3	3,537	8
Residential mortgages	13,465	13,030	12,470	11,980	11,855	435	3	1,610	14
Home equity loans	2,471	2,751	2,928	3,138	3,332	(280)	(10)	(861)	(26)
Home equity lines of credit	14,632	14,659	14,813	15,084	15,310	(27)	—	(678)	(4)
Home equity loans serviced by others[1]	958	1,017	1,086	1,134	1,193	(59)	(6)	(235)	(20)
Home equity lines of credit serviced by others[1]	340	375	425	469	522	(35)	(9)	(182)	(35)
Automobile	13,792	13,824	13,810	13,484	12,933	(32)	—	859	7
Student	4,852	4,052	3,530	3,029	2,623	800	20	2,229	85
Credit card	1,601	1,625	1,616	1,606	1,637	(24)	(1)	(36)	(2)
Other retail	1,108	1,047	939	986	1,041	61	6	67	6

Total retail	53,219	52,380	51,617	50,910	50,446	839	2	2,773	5

Total loans and leases	$100,262	$98,199	$96,791	$95,606	$93,952	$2,063	2%	$6,310	7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS
						1Q16 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
Allowance for loan and lease losses - beginning	$1,216	$1,201	$1,201	$1,202	$1,195	$15	1%	$21	2%
Charge-offs:
Commercial	13	4	11	15	6	9	225	7	117
Retail	113	120	109	106	109	(7)	(6)	4	4

Total charge-offs	126	124	120	121	115	2	2	11	10
Recoveries:
Commercial	4	7	6	8	28	(3)	(43)	(24)	(86)
Retail	39	40	39	35	33	(1)	(3)	6	18

Total recoveries	43	47	45	43	61	(4)	(9)	(18)	(30)

Net charge-offs	83	77	75	78	54	6	8	29	54
Provision for loan and lease losses:
Commercial	46	18	15	(6)	12	28	156	34	283
Retail	45	74	58	83	51	(29)	(39)	(6)	(12)

Total provision for loan and lease losses	91	92	73	77	63	(1)	(1)	28	44
Sale/Other	—	—	2	—	(2)	—	—	2	100

Allowance for loan and lease losses - ending	$1,224	$1,216	$1,201	$1,201	$1,202	$8	1%	$22	2%

Reserve for unfunded lending commitments - beginning	$58	$59	$56	$56	$61	($1)	(2%)	($3)	(5%)
Provision for unfunded lending commitments	—	(1)	3	—	(5)	1	100	5	100

Reserve for unfunded lending commitments - ending	$58	$58	$59	$56	$56	$—	—%	$2	4%

Total allowance for credit losses - ending	$1,282	$1,274	$1,260	$1,257	$1,258	$8	1%	$24	2%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					MARCH 31, 2016 CHANGE
	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2015		Mar 31, 2015
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$42	$36	$23	$21	$35	$6	17%	$7	20%
Formula-based evaluation	649	618	611	600	599	31	5	50	8

Total commercial	691	654	634	621	634	37	6	57	9
							—		—
Individually evaluated	82	101	104	107	107	(19)	(19)	(25)	(23)
Formula-based evaluation	509	519	522	529	517	(10)	(2)	(8)	(2)

Total retail	591	620	626	636	624	(29)	(5)	(33)	(5)
							—		—

Total allowance for credit losses	$1,282	$1,274	$1,260	$1,257	$1,258	$8	1%	$24	2%

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF
						MARCH 31, 2016 CHANGE
	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2015		Mar 31, 2015
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)
CET1 capital	$13,570	$13,389	$13,200	$13,270	$13,360	$181	1%	$210	2%
Tier 1 capital	13,817	13,636	13,447	13,517	13,360	181	1	457	3
Total capital	17,587	17,505	17,307	17,123	16,969	82	—	618	4
Risk-weighted assets	116,591	114,084	112,277	112,131	109,786	2,507	2	6,805	6
Adjusted average assets[2]	132,951	130,455	129,334	129,505	127,165	2,496	2	5,786	5
CET1 capital ratio	11.6%	11.7%	11.8%	11.8%	12.2%
Tier 1 capital ratio	11.9	12.0	12.0	12.1	12.2
Total capital ratio	15.1	15.3	15.4	15.3	15.5
Tier 1 leverage ratio	10.4	10.5	10.4	10.4	10.5
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[4]	11.6	11.7	11.7	11.8	12.1
TANGIBLE COMMON EQUITY (period-end):
Stockholders’ common equity	$19,718	$19,399	$19,353	$19,339	$19,564	$319	2%	$154	1%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Less: Other intangible assets	3	3	3	4	5	—	—	(2)	(40)
Add: Deferred tax liabilities[3]	494	480	465	450	434	14	3	60	14

Total tangible common equity[4]	$13,333	$13,000	$12,939	$12,909	$13,117	$333	3%	$216	2%

TANGIBLE COMMON EQUITY (average):
Stockholders’ common equity	$19,567	$19,359	$19,261	$19,391	$19,407	$208	1%	$160	1%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Less: Other intangible assets	3	3	4	5	5	—	—	(2)	(40)
Add: Deferred tax liabilities[3]	481	468	453	437	422	13	3	59	14

Total tangible common equity[4]	$13,169	$12,948	$12,834	$12,947	$12,948	$221	2%	$221	2%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%
Other intangible assets	3	3	3	4	5	—	—	(2)	(40)

Total intangible assets	$6,879	$6,879	$6,879	$6,880	$6,881	$—	—%	($2)	—%

[1]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[2]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[3]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-30.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$223	$221	$220	$190	$209	$2	1%	$14	7%
Less: Preferred stock dividends	7	—	7	—	—	7	100	7	100

Net income available to common stockholders	$216	$221	$213	$190	$209	($5)	(2%)	$7	3%

Net income available to common stockholders, excluding restructuring charges and special items[1]	$216	$221	$213	$215	$215	($5)	(2%)	$1	—%

Total weighted-average basic shares outstanding	528,070,648	527,648,630	530,985,255	537,729,248	546,291,363	422,018	—	(18,220,715)	(3)
Net income per share - basic	$0.41	$0.42	$0.40	$0.35	$0.38	($0.01)	(2%)	$0.03	8%
Net income per share, excluding restructuring charges and special items - basic[1]	$0.41	$0.42	$0.40	$0.40	$0.39	($0.01)	(2%)	$0.02	5%
Diluted earnings per share:
Net income applicable to common stockholders	$216	$221	$213	$190	$209	($5)	(2)	$7	3
Add: Restructuring charges and special items, net of income tax expense (benefit)	—	—	—	25	6	—	—	(6)	100

Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$216	$221	$213	$215	$215	($5)	(2%)	$1	—%

Total weighted-average basic shares outstanding	528,070,648	527,648,630	530,985,255	537,729,248	546,291,363	422,018	—	(18,220,715)	(3)
Add: Weighted-average dilutive shares	2,375,540	2,627,043	2,412,903	2,180,118	3,507,354	(251,503)	(10)	(1,131,814)	(32)

Total weighted-average diluted shares outstanding	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	170,515	—	(19,352,529)	(4)
Net income per share - diluted	$0.41	$0.42	$0.40	$0.35	$0.38	($0.01)	(2%)	$0.03	8%
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.41	$0.42	$0.40	$0.40	$0.39	($0.01)	(2%)	$0.02	5%
COMMON SHARES OUTSTANDING
Common shares - at end of period	528,933,727	527,774,428	527,636,510	537,149,717	547,490,812	1,159,299	—%	(18,557,085)	(3)%
Cash dividends declared and paid per share	$0.10	$0.10	$0.10	$0.10	$0.10	$—	—	$—	—
Book value per share	$37.28	$36.76	$36.68	$36.00	$35.73	$0.52	1	$1.55	4
Tangible book value per share[1]	$25.21	$24.63	$24.52	$24.03	$23.96	$0.58	2	$1.25	5
Dividend payout ratio	24%	24%	25%	28%	26%	—	bps	(200)	bps
SHARE PRICE
High	$25.99	$27.17	$28.18	$28.71	$25.84	($1.18)	(4%)	$0.15	1%
Low	18.04	22.48	21.14	24.03	22.67	(4.44)	(20)	(4.63)	(20)
Close	20.95	26.19	23.86	27.31	24.13	(5.24)	(20)	(3.18)	(13)
Market Capitalization	11,081	13,822	12,589	14,670	13,211	(2,741)	(20)	(2,130)	(16)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.

The non-GAAP measures set forth below include “noninterest income”, “total revenue”, “noninterest income”, “noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “net income”, “net income available to common stockholders”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. In addition, we present computations for “tangible book value per common share”, “return on average tangible common equity”, “return on average total tangible assets”, “efficiency ratio” and “pro forma Basel III fully phased-in common equity tier 1 capital” as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS
							1Q16 Change
		1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
							$	%	$	%
Noninterest income, excluding special items:
Noninterest income (GAAP)		$330	$362	$353	$360	$347	($32)	(9%)	($17)	(5%)
Less: Special items		—	—	—	—	—	—	—	—	—

Noninterest income, excluding special items (non-GAAP)		$330	$362	$353	$360	$347	($32)	(9%)	($17)	(5%)

Total revenue, excluding special items:
Total revenue (GAAP)	A	$1,234	$1,232	$1,209	$1,200	$1,183	$2	—%	$51	4%
Less: Special items		—	—	—	—	—	—	—	—	—

Total revenue, excluding special items (non-GAAP)	B	$1,234	$1,232	$1,209	$1,200	$1,183	$2	—%	$51	4%

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	C	$811	$810	$798	$841	$810	$1	—%	$1	—%
Less: Restructuring charges and special items		—	—	—	40	10	—	—	(10)	100

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	D	$811	$810	$798	$801	$800	$1	—%	$11	1%

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)		$1,234	$1,232	$1,209	$1,200	$1,183	$2	—%	$51	4%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)		811	810	798	801	800	1	—	11	1

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)		$423	$422	$411	$399	$383	$1	—%	$40	10%

Income before income tax expense, excluding restructuring charges and special items:
Income before income tax expense (GAAP)		$332	$331	$335	$282	$315	$1	—%	$17	5%
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		—	—	—	(40)	(10)	—	—	10	100

Income before income tax expense, excluding restructuring charges and special items (non-GAAP)		$332	$331	$335	$322	$325	$1	—%	$7	2%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS
							1Q16 Change
		1Q16	4Q15	3Q15	2Q15	1Q15	4Q15			1Q15
							$		%	$		%
Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)		$109	$110	$115	$92	$106	($1)		(1%)	$3		3%
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		—	—	—	(15)	(4)	—		—	4		100

Income tax expense, excluding restructuring charges and special items (non-GAAP)		$109	$110	$115	$107	$110	($1)		(1%)	($1)		(1%)

Net income, excluding restructuring charges and special items:
Net income (GAAP)	E	$223	$221	$220	$190	$209	$2		1%	$14		7%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	25	6	—		—	(6)		(100)

Net income, excluding restructuring charges and special items (non-GAAP)	F	$223	$221	$220	$215	$215	$2		1%	$8		4%

Net income available to common stockholders (GAAP), excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)	G	$216	$221	$213	$190	$209	($5)		(2%)	$7		3%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	25	6	—		—	(6)		(100)

Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	H	$216	$221	$213	$215	$215	($5)		(2%)	$1		—%

Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,567	$19,359	$19,261	$19,391	$19,407	$208		1%	$160		1%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	H/I	4.45%	4.51%	4.40%	4.45%	4.49%	(6	) bps		(4	) bps

Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,567	$19,359	$19,261	$19,391	$19,407	$208		1%	$160		1%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—
Less: Average other intangibles (GAAP)		3	3	4	5	5	—		—	(2)		(40)
Add: Average deferred tax liabilities related to goodwill (GAAP)		481	468	453	437	422	13		3	59		14

Average tangible common equity (non-GAAP)	J	$13,169	$12,948	$12,834	$12,947	$12,948	$221		2%	$221		2%

Return on average tangible common equity (non-GAAP)	G/J	6.61%	6.75%	6.60%	5.90%	6.53%	(14	) bps		8	bps
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/J	6.61%	6.75%	6.60%	6.67%	6.73%	(14	) bps		(12	) bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$138,780	$136,298	$135,103	$135,521	$133,325	$2,482		2%	$5,455		4%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	F/K	0.65%	0.64%	0.65%	0.64%	0.65%	1	bps		—	bps

Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$138,780	$136,298	$135,103	$135,521	$133,325	$2,482		2%	$5,455		4%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—
Less: Average other intangibles (GAAP)		3	3	4	5	5	—		—	(2)		(40)
Add: Average deferred tax liabilities related to goodwill (GAAP)		481	468	453	437	422	13		3	59		14

Average tangible assets (non-GAAP)	L	$132,382	$129,887	$128,676	$129,077	$126,866	$2,495		2%	$5,516		4%

Return on average total tangible assets (non-GAAP)	E/L	0.68%	0.67%	0.68%	0.59%	0.67%	1	bps		1	bps
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	F/L	0.68%	0.67%	0.68%	0.67%	0.69%	1	bps		(1	) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS
							1Q16 Change
		1Q16	4Q15	3Q15	2Q15	1Q15	4Q15			1Q15
							$		%	$		%
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Efficiency ratio (non-GAAP)	C/A	65.66%	65.76%	66.02%	70.02%	68.49%	(10	) bps		(283	) bps
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	D/B	65.66%	65.76%	66.02%	66.70%	67.65%	(10	) bps		(199	) bps
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	528,933,727	527,774,428	527,636,510	537,149,717	547,490,812	1,159,299		—%	(18,557,085)		(3%)
Common stockholders’ equity (GAAP)		$19,718	$19,399	$19,353	$19,339	$19,564	$319		2	$154		1
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—
Less: Other intangible assets (GAAP)		3	3	3	4	5	—		—	(2)		(40)
Add: Deferred tax liabilities related to goodwill (GAAP)		494	480	465	450	434	14		3	60		14

Tangible common equity (non-GAAP)	N	$13,333	$13,000	$12,939	$12,909	$13,117	$333		3%	$216		2%

Tangible book value per common share (non-GAAP)	N/M	$25.21	$24.63	$24.52	$24.03	$23.96	$0.58		2%	$1.25		5%
Net income per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	O	528,070,648	527,648,630	530,985,255	537,729,248	546,291,363	422,018		—%	(18,220,715)		(3%)
Average common shares outstanding - diluted (GAAP)	P	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	170,515		—	(19,352,529)		(4)
Net income available to common stockholders (GAAP)	G	$216	$221	$213	$190	$209	($5)		(2)	$7		3
Net income per average common share - basic (GAAP)	G/O	0.41	0.42	0.40	0.35	0.38	(0.01)		(2)	0.03		8
Net income per average common share - diluted (GAAP)	G/P	0.41	0.42	0.40	0.35	0.38	(0.01)		(2)	0.03		8
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	H	216	221	213	215	215	(5)		(2)	1		—
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	H/O	0.41	0.42	0.40	0.40	0.39	(0.01)		(2)	0.02		5
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	H/P	0.41	0.42	0.40	0.40	0.39	(0.01)		(2)	0.02		5
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,570	$13,389	$13,200	$13,270	$13,360
Less: Change in DTA and other threshold deductions (GAAP)		1	2	2	3	3

Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)	Q	$13,569	$13,387	$13,198	$13,267	$13,357

Risk-weighted assets (regulatory general risk weight approach)		$116,591	$114,084	$112,277	$112,131	$109,786
Add: Net change in credit and other risk-weighted assets (regulatory)		232	244	243	247	242

Basel III standardized approach risk-weighted assets (non-GAAP)	R	$116,823	$114,328	$112,520	$112,378	$110,028

Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)[1]	Q/R	11.6%	11.7%	11.7%	11.8%	12.1%

[1]	Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15		1Q15
						$	%	$	%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	$425	$402	$404	$411	$419	$23	6%	$6	1%
Less: Restructuring charges and special items	—	(2)	—	6	(1)	2	100	1	100

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	$425	$404	$404	$405	$420	$21	5%	$5	1%

Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	$91	$104	$89	$99	$79	($13)	(13%)	$12	15%
Less: Restructuring charges and special items	—	2	—	16	8	(2)	(100)	(16)	(200)

Outside services, excluding restructuring charges and special items (non-GAAP)	$91	$102	$89	$83	$71	($11)	(11%)	$20	28%

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	$76	$74	$75	$90	$80	$2	3%	($4)	(5%)
Less: Restructuring charges and special items	—	—	—	15	2	—	—	(2)	(100)

Occupancy, excluding restructuring charges and special items (non-GAAP)	$76	$74	$75	$75	$78	$2	3%	($2)	(3%)

Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	$65	$67	$62	$65	$63	($2)	(3%)	$2	3%
Less: Restructuring charges and special items	—	—	—	—	1	—	—	(1)	(100)

Equipment expense, excluding restructuring charges and special items (non-GAAP)	$65	$67	$62	$65	$62	($2)	(3%)	$3	5%

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	$115	$125	$133	$139	$133	($10)	(8%)	($18)	(14%)
Less: Restructuring charges and special items	—	—	—	3	—	—	—	—	—

Other operating expense, excluding restructuring charges and special items (non-GAAP)	$115	$125	$133	$136	$133	($10)	(8%)	($18)	(14%)

Restructuring charges and special expense items include:
Restructuring charges	$—	$—	$—	$25	$1	$—	—%	($1)	(100%)
Special items	—	—	—	15	9	—	—	(9)	(100)

Restructuring charges and special expense items	$—	$—	$—	$40	$10	$—	—%	($10)	(100%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		THREE MONTHS ENDED MAR 31,				THREE MONTHS ENDED DEC 31,				THREE MONTHS ENDED SEPT 30,
		2016				2015				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$71	$133	$19	$223	$67	$152	$2	$221	$68	$145	$7	$220
Less: Preferred stock dividends		—	—	7	7	—	—	—	—	—	—	7	7

Net income available to common stockholders	B	$71	$133	$12	$216	$67	$152	$2	$221	$68	$145	$—	$213

Return on average tangible common equity
Average common equity (GAAP)		$5,089	$4,790	$9,688	$19,567	$4,831	$4,787	$9,741	$19,359	$4,791	$4,722	$9,748	$19,261
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	3	3	—	—	4	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	481	481	—	—	468	468	—	—	453	453

Average tangible common equity (non-GAAP)	C	$5,089	$4,790	$3,290	$13,169	$4,831	$4,787	$3,330	$12,948	$4,791	$4,722	$3,321	$12,834

Return on average tangible common equity (non-GAAP)	B/C	5.59%	11.19%	NM	6.61%	5.50%	12.57%	NM	6.75%	5.67%	12.24%	NM	6.60%
Return on average total tangible assets
Average total assets (GAAP)		$55,116	$45,304	$38,360	$138,780	$54,065	$43,835	$38,398	$136,298	$53,206	$43,113	$38,784	$135,103
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	3	3	—	—	4	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	481	481	—	—	468	468	—	—	453	453

Average tangible assets (non-GAAP)	D	$55,116	$45,304	$31,962	$132,382	$54,065	$43,835	$31,987	$129,887	$53,206	$43,113	$32,357	$128,676

Return on average total tangible assets (non-GAAP)	A/D	0.52%	1.18%	NM	0.68%	0.49%	1.37%	NM	0.67%	0.51%	1.34%	NM	0.68%
Efficiency ratio
Noninterest expense (GAAP)	E	$616	$187	$8	$811	$624	$180	$6	$810	$623	$175	$—	$798
Net interest income (GAAP)		581	300	23	904	565	301	4	870	556	299	1	856
Noninterest income (GAAP)		208	99	23	330	226	107	29	362	235	100	18	353

Total revenue	F	$789	$399	$46	$1,234	$791	$408	$33	$1,232	$791	$399	$19	$1,209

Efficiency ratio (non-GAAP)	E/F	78.08%	46.74%	NM	65.66%	78.85%	44.02%	NM	65.76%	78.72%	43.75%	NM	66.02%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		THREE MONTHS ENDED JUNE 30,				THREE MONTHS ENDED MAR 31,
		2015				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$66	$135	($11)	$190	$61	$147	$1	$209
Less: Preferred stock dividends		—	—	—	—	—	—	—	—

Net income available to common stockholders	B	$66	$135	($11)	$190	$61	$147	$1	$209

Return on average tangible common equity
Average common equity (GAAP)		$4,681	$4,625	$10,085	$19,391	$4,649	$4,526	$10,232	$19,407
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	437	437	—	—	422	422

Average tangible common equity (non-GAAP)	C	$4,681	$4,625	$3,641	$12,947	$4,649	$4,526	$3,773	$12,948

Return on average tangible common equity (non-GAAP)	B/C	5.66%	11.69%	NM	5.90%	5.30%	13.15%	NM	6.53%
Return on average total tangible assets
Average total assets (GAAP)		$52,489	$42,617	$40,415	$135,521	$51,602	$41,606	$40,117	$133,325
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	437	437	—	—	422	422

Average tangible assets (non-GAAP)	D	$52,489	$42,617	$33,971	$129,077	$51,602	$41,606	$33,658	$126,866

Return on average total tangible assets (non-GAAP)	A/D	0.51%	1.27%	NM	0.59%	0.48%	1.43%	NM	0.67%
Efficiency ratio
Noninterest expense (GAAP)		$613	$181	$47	$841	$596	$173	$41	$810
Net interest income (GAAP)		544	286	10	840	533	276	27	836
Noninterest income (GAAP)		230	108	22	360	219	100	28	347

Total revenue	F	$774	$394	$32	$1,200	$752	$376	$55	$1,183

Efficiency ratio (non-GAAP)	E/F	79.25%	46.07%	NM	70.02%	79.25%	46.01%	NM	68.49%

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

*	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

*	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

*	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

*	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

*	liabilities and business restrictions resulting from litigation and regulatory investigations;

*	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

*	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

*	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

*	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

*	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

*	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

*	management’s ability to identify and manage these and other risks; and

*	any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by RBS.

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on February 26, 2016.